Exhibit 10.4

THIRD AMENDMENT TO AMENDED AND RESTATED OFFICE LEASE

THIS THIRD AMENDMENT TO AMENDED AND RESTATED OFFICE LEASE (this “Amendment”) is made and entered into as of January 7, 2019 (the “Effective Date”), by and between GRANITE PARK NM/GP III, LP, successor in interest to GRANITE PARK III, LTD. (“Landlord”), as landlord, and ALKAMI TECHNOLOGY, INC., a Delaware corporation (“Tenant”), as tenant.

W I T N E S S E T H:

A.     Landlord and Tenant executed that certain Amended and Restated Office Lease, dated September 6, 2017 (the “A&R Lease”), as amended by that certain First Amendment to Amended and Restated Office Lease, dated June 29, 2018 (the “First Amendment”), and as further amended by that certain Second Amendment to Amended and Restated Office Lease, dated November 8, 2018 (the “Second Amendment”) (the A&R Lease, the First Amendment and the Second Amendment, collectively, the “Lease”), relating to certain premises located in that certain building commonly referred to as “Granite Park Three” (the “Building”).

B.    Landlord and Tenant now desire to further amend the Lease to correct certain scrivener’s errors in the Second Amendment.

C.    Terms defined in the Lease, when used herein, shall have the same meanings as are ascribed to them in the Lease, except as otherwise defined herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by the respective parties hereto, Landlord and Tenant do hereby agree that the Lease is and shall be amended as follows:

1.     Designation of Landlord. The Second Amendment incorrectly identified Granite Park III, Ltd. as the “Landlord” under the Lease, rather than Granite Park NM/GP III, LP. Landlord and Tenant hereby acknowledge and confirm that Granite Park NM/GP III, LP is the landlord under the Lease. Landlord hereby ratifies the execution of the Second Amendment, and agrees that the Second Amendment shall be deemed for all purposes to have been executed by Landlord.

2.    Recital A of the Second Amendment. Recital A of the Second Amendment is hereby amended to delete the reference to “380” as one of the suites in the Existing Premises.

3.    Premises Rentable Area of the Premises. Paragraph 1 of the Second Amendment is hereby amended to provide that, from and after the 11th Floor Expansion Premises Commencement Date, the Premises shall be deemed to contain approximately 119,733 square feet of Premises Rentable Area.

4.    Tenant’s Share. Paragraph 2 of the Second Amendment is hereby amended to provide that, effective as of the 11th Floor Expansion Premises Commencement Date, Tenant’s Share with respect to the 11th Floor Expansion Premises shall be 7.41%.

5.    Work Letter. The second sentence of Section 2.3 of Exhibit D-1 to the Second Amendment is hereby amended to delete the word “Tenats” and substitute the word “Tenant” in lieu thereof.

6.    Ratification of Lease. Tenant hereby represents and certifies to Landlord that, to the best of Tenant’s current, actual knowledge, all obligations and conditions under the Lease have been performed to date by Landlord or Tenant, as applicable, and have been satisfied free of defenses and setoffs, including construction work in the Existing Premises. All other terms and conditions of the Lease are hereby ratified and confirmed to the extent not inconsistent with the terms set forth in this Amendment, and such terms and conditions shall be and remain in full force and effect.

7.    Counterparts. This Amendment may be executed in any number of counterparts, any one of which shall constitute an original and all of which, when taken together, shall constitute one and the same instrument.

8.    Successors and Assigns. This Amendment shall be binding upon, and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns.

9.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

[SIGNATURE PAGE TO FOLLOW]

EXECUTED by Landlord and Tenant as of the Effective Date.

LANDLORD:

GRANITE PARK NM/GP III, LP, a Delaware limited partnership

By:	Granite Park NM/GP GP, LLC,
a Delaware limited liability company, its sole general partner

	By:	Granite Park JV, LP,
a Delaware limited partnership, its sole member

		By:	GPGP, LLC,
a Delaware limited liability company, its implementing general partner

			By:	Granite Properties, Inc.,
a Delaware corporation, its manager

				By:	/s/ Robert Jimenez
				Name:	Robert Jimenez
				Its:	Senior Director of Leasing

TENANT:

ALKAMI TECHNOLOGY, INC., a Delaware corporation

By:	/s/ Douglas A. Linebarger
Name:	Douglas A. Linebarger
Title:	Chief Legal Officer

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